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                                                                    EXHIBIT 25.1

                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D. C. 20549

                        ------------------------------

                                   FORM T - 1

                    STATEMENT OF ELIGIBILITY UNDER THE TRUST
                     INDENTURE ACT OF 1939 OF A CORPORATION
                          DESIGNATED TO ACT AS TRUSTEE

                         ------------------------------

                CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY
            OF A TRUSTEE PURSUANT TO SECTION 305 (b) (2)  _________

                      U.S. BANK TRUST NATIONAL ASSOCIATION
              (Exact name of trustee as specified in its charter)

                                   13-3781471
                               (I. R. S. Employer
                               Identification No.)


     100 Wall Street, New York, NY                                 10005
(Address of principal executive offices)                        (Zip Code)

                         ------------------------------

                           For information, contact:
                         Terry L. McRoberts, President
                      U.S. Bank Trust National Association
                          100 Wall Street, 16th Floor
                              New York, NY  10005
                           Telephone:  (212) 361-2506

                         Project Orange Associates L.P.
                                      and
                          Project Orange Capital Corp.
            (Exact names of obligors as specified in their charters)

          Delaware                                              13-3472059
          Delaware                                              16-1580601
(State or other jurisdiction of                             (I. R. S. Employer
incorporation or organization)                              Identification No.)



Project Orange Associates L.P.
c/o Scolaro, Shulman, Cohen, Lawler & Burstein, P.C.
90 Presidential Plaza
Syracuse, New York                                               13202-2200

Project Orange Capital Corp.
c/o Scolaro, Shulman, Cohen, Lawler & Burstein, P.C.
90 Presidential Plaza
Syracuse, New York                                               13202-2200

(Address of principal executive offices)                         (Zip Code)

                         ------------------------------

                              SENIOR SECURED NOTES
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Item 1.        General Information.

          Furnish the following information as to the trustee --

          (a) Name and address of each examining or supervising authority to which it is subject.

                               Name                        Address
                               ----                        -------

                    Comptroller of the Currency        Washington, D. C.


          (b)  Whether it is authorized to exercise corporate trust powers.

               Yes.

Item 2.        Affiliations with the Obligor.

          If the obligors are affiliates of the trustee, describe each such affiliation.

               None.

Item 16.       List of Exhibits.

          Exhibit 1. Articles of Association of U.S. Bank Trust National Association, incorporated herein by reference to Exhibit 1 of Form T-1, Registration No. 333-51961.

          Exhibit 2. Certificate of Authority to Commence Business for First Trust of New York, National Association now known as U.S. Bank Trust National Association, incorporated herein by reference to Exhibit 2 of Form T-1, Registration No. 33-83774.

          Exhibit 3. Authorization to exercise corporate trust powers for U.S. Bank Trust National Association, incorporated herein by reference to Exhibit 3 of Form T-1, Registration No. 333-51961.

          Exhibit 4. By-Laws of U.S. Bank Trust National Association, incorporated herein by reference to Exhibit 4 of Form T-1, Registration No. 333-51961.

          Exhibit 5.  Not applicable.

          Exhibit 6. Consent of First Trust of New York, National Association now known as U.S. Bank Trust National Association, required by Section 321(b) of the Act, incorporated herein by reference to Exhibit 6 of Form T-1, Registration No. 33-83774.

          Exhibit 7. Report of Condition of U.S. Bank Trust National Association, as of the close of business on September 30, 1999, published pursuant to law or the requirements of its supervising or examining authority.


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          Exhibit 8.  Not applicable.

          Exhibit 9.  Not applicable.



                                   SIGNATURE


          Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the trustee, U.S. Bank Trust National Association, a national banking association organized and existing under the laws of the United States, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the __ day of February, 2000.

                                     U.S. BANK TRUST
                                  NATIONAL ASSOCIATION



                              By: /s/ John D. Bowman
                                  ------------------------
                                      John D. Bowman
                                      Vice President
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                                                                       Exhibit 7
                                                                       ---------

                      U.S. Bank Trust National Association
                        Statement of Financial Condition
                                 As of 9/30/99

                                    ($000's)

                                                             9/30/99
             Assets                                         --------
               Cash and Due From Depository Institutions    $ 46,596
               Federal Reserve Stock                           3,358
               Fixed Assets                                      416
               Intangible Assets                              63,350
               Other Assets                                    7,372
                                                            --------
                  Total Assets                              $121,092

             Liabilities
               Other Liabilities                               9,557
                                                            --------
               Total Liabilities                               9,557

             Equity
               Common and Preferred Stock                      1,000
               Surplus                                       120,932
               Undivided Profits                             (10,397)
                                                            --------
                  Total Equity Capital                       111,535

             Total Liabilities and Equity Capital           $121,092

             -------------------------------------------------------

             To the best of the undersigned's determination, as of this date the above financial information is true and correct.


             U.S. Bank Trust National Association



             By: _______________________
                     Vice President

             Dated: ______________, 2000